DERIVED INFORMATION  [11/30/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,687
Total Outstanding Loan Balance	$775,241,618*	Min	Max
Average Loan Current Balance	$165,403	$6,156	$937,384
Weighted Average Original LTV	80.1%**
Weighted Average Coupon	7.31%	4.89%	14.19%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	8.13%
Weighted Average Margin	5.56%	2.13%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	86.4%
% Fixed	13.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$800,000,100]

	total	%	AVG	WA	WA	WA	WA	%	%	%
FICO and DTI	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc
FICO 500-524 & LTV>65	18,773,604	2.4	129,473	513	42.1	76.0	9.02	91.1	2.7	97.0
FICO 525-574 & LTV>65	101,107,019	13.0	153,892	554	41.4	80.1	7.97	89.4	3.0	97.6
FICO 575-600 & LTV>65	100,994,103	13.0	139,881	587	40.9	82.9	7.62	87.9	4.3	96.5
FICO 600-619 & LTV>70	106,191,302	13.7	161,385	609	42.3	84.9	7.42	82.1	8.1	97.0
FICO 620-639 & LTV>70	101,449,113	13.1	171,948	629	42.7	85.1	7.21	81.4	5.9	96.0
FICO 640-659 & LTV>70	92,146,977	11.9	172,237	649	42.6	84.7	7.11	80.7	8.2	94.4
FICO 660-679 & LTV>80	28,186,540	3.6	144,546	668	43.4	91.5	7.26	85.2	6.5	95.8
FICO 680-699 & LTV>80	12,087,500	1.6	156,981	687	40.8	91.5	7.38	71.8	13.5	84.8
FICO 700-724 & LTV>80	7,988,489	1.0	126,801	711	42.8	91.9	7.43	90.4	5.9	93.4
FICO 725-749 & LTV>80	4,039,241	0.5	149,602	735	44.6	92.0	7.58	89.0	0.8	71.5
FICO>=750 & LTV>90	1,849,694	0.2	115,606	770	45.7	98.4	7.81	93.2	4.5	100.0
Other	200,428,036	25.9	200,028	654	40.7	68.7	6.73	82.6	4.7	92.4
Total:	775,241,618	100.0	165,403	621	41.7	80.1	7.31	84.0	5.6	95.0

						%	%	%
	%	%	%	%	%	with	Interest	Silent
FICO and DTI	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
FICO 500-524 & LTV>65	2.8	3.3	75.5	1.4	0.0	0.0	0.0	3.3
FICO 525-574 & LTV>65	2.4	4.1	78.9	7.6	0.0	0.0	1.3	2.5
FICO 575-600 & LTV>65	3.5	4.6	84.8	6.8	0.0	0.0	18.9	13.9
FICO 600-619 & LTV>70	2.5	3.7	79.7	8.7	0.3	0.0	35.7	26.1
FICO 620-639 & LTV>70	3.6	5.1	72.6	9.9	0.0	0.0	37.6	28.3
FICO 640-659 & LTV>70	4.9	4.6	64.5	15.2	0.0	0.0	42.2	31.0
FICO 660-679 & LTV>80	3.5	3.6	73.0	12.1	0.0	0.0	33.9	1.8
FICO 680-699 & LTV>80	15.2	12.5	77.5	7.4	0.0	0.0	34.3	5.8
FICO 700-724 & LTV>80	6.6	0.6	87.7	7.8	0.0	0.0	24.9	0.0
FICO 725-749 & LTV>80	28.5	10.2	72.7	20.0	0.0	0.0	52.2	0.0
FICO>=750 & LTV>90	0.0	0.0	100.0	0.0	0.0	0.0	24.7	0.0
Other	7.3	8.5	64.8	10.8	0.4	0.0	38.9	31.3
Total:	4.7	5.5	73.4	9.7	0.1	0.0	29.9	21.4

	total	%	AVG	WA	WA	WA	WA	%	%	%
LTV & DTI	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc
LTV 70-79 & DTI>50	18,664,400	2.4	202,874	610	52.7	75.7	6.82	83.0	0.7	94.3
LTV 80-84 & DTI>50	26,884,315	3.5	224,036	618	53.3	80.6	6.81	84.5	2.7	96.5
LTV 85-89 & DTI>50	12,886,035	1.7	178,973	610	53.2	86.6	7.30	91.6	2.5	98.7
LTV 90-94 DTI>50	19,447,839	2.5	204,714	617	53.4	90.3	7.30	86.6	4.1	100.0
LTV 95-99 DTI>50	8,272,169	1.1	135,609	634	54.9	95.6	7.85	89.4	1.8	100.0
LTV 100-109 DTI>50	9,400,145	1.2	80,343	645	56.5	100.0	8.94	82.0	7.3	100.0
Other	679,686,715	87.7	164,573	621	40.1	79.3	7.31	83.7	6.0	94.6
Total:	775,241,618	100.0	165,403	621	41.7	80.1	7.31	84.0	5.6	95.0

						%	%	%
	%	%	%	%	%	with	Interest	Silent
LTV & DTI	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
LTV 70-79 & DTI>50	5.7	8.3	93.6	5.9	0.0	0.0	9.7	7.6
LTV 80-84 & DTI>50	2.3	2.8	83.9	10.9	0.0	0.0	13.8	34.1
LTV 85-89 & DTI>50	1.3	5.0	96.3	2.7	0.0	0.0	5.0	1.8
LTV 90-94 DTI>50	0.0	5.4	86.5	7.5	0.0	0.0	2.1	1.3
LTV 95-99 DTI>50	0.0	0.4	100.0	0.0	0.0	0.0	2.3	0.0
LTV 100-109 DTI>50	0.0	0.5	93.1	6.9	0.0	0.0	0.0	0.0
Other	5.1	5.7	71.0	10.2	0.2	0.0	33.1	22.8
Total:	4.7	5.5	73.4	9.7	0.1	0.0	29.9	21.4

	total	%	AVG	WA	WA	WA	WA	%	%	%
DTI & FICO	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc
DTI 20-30 & FICO<550	9,512,813	1.2	105,698	529	26.3	69.9	8.59	96.0	0.0	94.7
DTI 30-35 & FICO<600	26,129,959	3.4	122,103	566	32.5	77.4	7.94	91.4	1.9	96.5
DTI 35-40 & FICO<675	95,630,045	12.3	155,749	603	37.5	79.7	7.44	87.9	5.4	97.0
DTI 40-45 & FICO<675	132,794,439	17.1	170,249	609	42.6	79.6	7.38	84.1	5.7	95.1
DTI 45-50 & FICO<700	199,007,574	25.7	184,951	616	47.6	80.8	7.32	80.0	8.0	95.6
DTI 50-55 & FICO<750	104,941,475	13.5	195,059	613	52.4	81.0	7.11	85.2	2.5	96.3
DTI >=55 & FICO<750	15,919,529	2.1	114,529	617	59.3	83.8	8.00	85.8	4.2	98.9
Other	191,305,785	24.7	154,778	661	31.8	80.0	7.09	83.8	5.7	92.1
Total:	775,241,618	100.0	165,403	621	41.7	80.1	7.31	84.0	5.6	95.0

						%	%	%
	%	%	%	%	%	with	Interest	Silent
DTI & FICO	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
DTI 20-30 & FICO<550	5.3	1.3	84.6	4.7	0.0	0.0	0.0	2.3
DTI 30-35 & FICO<600	3.5	3.6	84.2	5.7	0.2	0.0	9.7	7.5
DTI 35-40 & FICO<675	3.0	3.5	73.3	9.0	0.0	0.0	27.7	19.4
DTI 40-45 & FICO<675	4.6	4.9	70.0	9.4	0.0	0.0	34.1	20.1
DTI 45-50 & FICO<700	4.2	7.0	68.0	11.3	0.0	0.0	37.4	26.6
DTI 50-55 & FICO<750	3.3	6.3	86.4	6.5	0.0	0.0	8.5	13.9
DTI >=55 & FICO<750	1.1	3.0	92.3	7.4	0.0	0.0	3.1	3.1
Other	7.3	5.7	70.7	11.6	0.5	0.0	38.4	26.4
Total:	4.7	5.5	73.4	9.7	0.1	0.0	29.9	21.4

	total	%	AVG	WA	WA	WA	WA	%	%	%
Reduced & Stated Doc	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc
FICO<500 & Red/Stated	113,853	0.0	113,853	494	43.0	50.7	8.21	100.0	0.0	100.0
FICO 500-524 & Red/Stated	6,995,472	0.9	166,559	513	41.5	67.9	8.90	95.9	0.0	98.0
FICO 525-574 & Red/Stated	24,917,371	3.2	179,262	551	41.7	75.2	8.27	89.9	1.0	94.2
FICO 575-599 & Red/Stated	17,490,966	2.3	174,910	588	39.8	77.0	7.56	89.4	2.5	92.6
FICO 600-619 & Red/Stated	26,873,439	3.5	222,095	610	42.3	77.6	7.59	80.3	7.2	91.2
FICO 620-639 & Red/Stated	32,754,692	4.2	224,347	629	41.2	78.1	7.23	77.8	4.8	94.6
FICO 640-659 & Red/Stated	35,220,555	4.5	228,705	649	42.4	80.6	7.22	78.8	7.5	88.8
FICO 660-679 & Red/Stated	27,001,985	3.5	238,956	669	40.8	80.3	6.92	83.6	4.3	91.3
FICO 680-699 & Red/Stated	15,170,543	2.0	261,561	690	40.9	81.3	6.76	83.0	3.7	94.4
FICO 700-724 & Red/Stated	8,184,320	1.1	248,010	711	41.0	78.9	6.84	82.4	1.7	97.1
FICO 725-749 & Red/Stated	6,917,163	0.9	238,523	735	43.7	81.4	6.80	82.7	1.7	92.8
FICO>=750 & Red/Stated	3,497,980	0.5	249,856	763	36.4	78.3	6.72	70.1	0.0	86.2
NotRed/Stated	570,103,279	73.5	152,556	617	41.8	80.7	7.29	84.5	6.1	95.9
Total:	775,241,618	100.0	165,403	621	41.7	80.1	7.31	84.0	5.6	95.0

						%	%
	%	%	%	%	%	with	Interest
Reduced & Stated Doc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL
FICO<500 & Red/Stated	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	100.0
FICO 500-524 & Red/Stated	2.0	0.0	0.0	12.7	0.0	0.0	0.0	27.2	4.0	19.0
FICO 525-574 & Red/Stated	5.8	4.0	0.0	32.9	0.0	0.0	4.2	15.0	10.3	16.4
FICO 575-599 & Red/Stated	7.4	6.2	0.0	44.3	0.0	0.0	13.0	22.1	0.9	22.9
FICO 600-619 & Red/Stated	8.2	7.0	0.0	38.0	0.0	0.0	28.8	37.4	7.8	13.5
FICO 620-639 & Red/Stated	5.4	12.1	0.0	36.9	0.0	0.0	43.5	20.4	6.9	14.4
FICO 640-659 & Red/Stated	10.4	7.4	0.0	42.5	0.0	0.0	50.3	36.0	3.9	17.9
FICO 660-679 & Red/Stated	7.9	8.3	0.0	35.3	0.0	0.0	66.9	50.6	6.0	9.5
FICO 680-699 & Red/Stated	5.6	11.9	0.0	35.6	0.0	0.0	62.0	38.9	12.3	7.1
FICO 700-724 & Red/Stated	1.7	6.7	0.0	32.2	0.0	0.0	62.9	35.9	14.6	9.3
FICO 725-749 & Red/Stated	7.2	10.0	0.0	38.5	0.0	0.0	78.1	35.4	8.3	7.7
FICO>=750 & Red/Stated	13.8	29.9	0.0	33.0	0.0	0.0	73.5	35.5	0.0	20.1
NotRed/Stated	3.8	4.6	99.8	0.0	0.2	0.0	26.0	21.1	3.4	9.4
Total:	4.7	5.5	73.4	9.7	0.1	0.0	29.9	23.9	4.3	10.8

	total	%	AVG	WA	WA	WA	WA	%	%	%
LTV*	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc
<= 79	253,791,112	32.7	178,224	606	40.6	68.4	7.04	85.1	3.7	93.4
80 -89	345,424,278	44.6	196,041	627	42.1	81.9	7.18	81.7	7.2	95.7
90 -94	103,360,255	13.3	187,928	623	41.6	90.3	7.39	88.1	4.9	94.2
95 -99	30,579,023	3.9	125,840	645	45.4	95.5	7.79	87.2	3.7	97.0
100 >=	42,086,952	5.4	59,445	639	43.3	100.0	9.46	83.5	7.1	99.3
Total:	775,241,618	100.0	165,403	621	41.7	80.1	7.31	84.0	5.6	95.0

						%	%
	%	%	%	%	%	with	Interest
LTV*	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL
<= 79	6.5	6.7	73.7	8.0	0.3	0.0	22.5	30.2	4.6	11.4
80 -89	3.9	5.9	66.2	12.0	0.1	0.0	40.3	24.6	4.6	10.1
90 -94	5.3	3.8	82.9	10.1	0.0	0.0	26.4	14.1	3.8	11.0
95 -99	2.0	3.9	94.7	2.5	0.0	0.0	24.5	12.0	3.6	12.2
100 >=	0.4	0.4	92.1	6.2	0.0	0.0	1.7	12.8	1.7	10.6
Total:	4.7	5.5	73.4	9.7	0.1	0.0	29.9	23.9	4.3	10.8

		%
		of Deal	AVG	WA	WA	WA	WA	%	%	%
FICO IO Loans	total Sched_Bal	IO	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc
525 - 574	2,147,050	0.3	268,381	564	41.0	69.1	6.89	100.0	0.0	100.0
575 - 599	20,217,478	2.6	266,019	588	42.8	80.4	6.99	83.5	6.7	98.0
600 - 619	40,612,194	5.2	253,826	608	41.6	81.4	7.05	73.9	16.2	99.2
620 - 639	41,801,892	5.4	273,215	630	42.1	80.9	6.89	76.0	10.6	99.5
640 - 659	42,137,675	5.4	271,856	649	40.8	80.2	6.76	83.1	10.0	99.1
660 - 679	34,862,039	4.5	295,441	670	41.2	80.9	6.63	79.4	8.0	95.7
680 - 699	18,807,985	2.4	313,466	688	41.5	81.2	6.51	72.5	15.8	98.5
700 - 724	11,376,391	1.5	307,470	711	41.4	80.8	6.53	77.5	7.7	96.1
725 >=	19,675,400	2.5	293,663	749	42.4	80.4	6.47	78.1	0.0	93.9
Total:	231,638,104	29.9	277,744	650	41.6	80.7	6.78	78.3	10.0	98.0

						%	%
	%	%	%	%	%	with	Interest
FICO IO Loans	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL
525 - 574	0.0	0.0	51.4	0.0	0.0	0.0	100.0	83.3	0.0	6.6
575 - 599	2.0	5.8	88.8	8.1	0.0	0.0	100.0	42.8	2.3	7.7
600 - 619	0.8	2.7	81.0	10.8	0.0	0.0	100.0	36.3	3.0	10.3
620 - 639	0.5	5.6	65.9	9.6	0.0	0.0	100.0	34.4	2.1	7.2
640 - 659	0.9	2.0	57.9	11.2	0.0	0.0	100.0	50.3	3.2	9.2
660 - 679	3.4	9.2	48.2	17.5	0.0	0.0	100.0	50.5	4.5	8.7
680 - 699	1.5	9.6	50.0	15.1	0.0	0.0	100.0	52.6	7.4	4.3
700 - 724	3.9	7.7	54.7	18.0	0.0	0.0	100.0	32.9	10.4	7.9
725 >=	5.2	10.7	59.5	16.3	0.0	0.0	100.0	47.5	6.6	6.8
Total:	1.8	5.8	63.9	12.5	0.0	0.0	100.0	43.7	4.0	8.1